MAINSTAY VP SERIES FUND, INC.

MainStay VP Cash Management Portfolio

Supplement dated May 26, 2010 (“Supplement”)
to the Statement of Additional Information dated May 1, 2010 (“SAI”)

This Supplement updates certain information contained in the above-dated SAI for MainStay VP Series Fund, Inc. (the “Fund”) regarding the above-listed Portfolio, a series of the Fund.  You may obtain copies of the Prospectus and the SAI free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Effective immediately, in the section entitled “Purchase and Redemption of Shares” beginning on page 93 of the SAI, the following is hereby added following the fourth paragraph:

Under current federal rules, the Cash Management Portfolio may suspend redemptions and irrevocably liquidate in the event that the Portfolio’s Board, including a majority of the Independent Directors, determines, pursuant to Rule 2a-7, that the extent of the deviation between the Portfolio’s amortized cost price per share and its current NAV per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.